TRANSPARENT VALUE TRUST

Transparent Value SMID-Cap Directional Allocation Fund, a series of Transparent Value Trust.

SUPPLEMENT DATED JUNE 9, 2014

TO THE PROSPECTUS DATED MAY 19, 2014

The Transparent Value SMID-Cap Directional Allocation Fund is not being offered for sale at this time.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.